UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 2, 2020

ALLEGRO MICROSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39675	46-2405937
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

955 Perimeter Road

Manchester, New Hampshire 03103

(Address of principal executive offices) (Zip Code)

(603) 626-2300

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ALGM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 2, 2020, Allegro MicroSystems, Inc. (the “Company”) closed its initial public offering (“IPO”) of 28,750,000 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), at a public offering price of $14.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-249348) (as amended, the “Registration Statement”). The shares of Common Stock sold in the IPO consisted of 25,000,000 shares sold by the Company and 3,750,000 shares sold by certain existing stockholders of the Company pursuant to the full exercise of the underwriters’ option to purchase additional shares of Common Stock in the IPO.

In connection with the closing of the IPO, the Company entered into an amended and restated registration rights agreement, dated as of November 2, 2020, by and among the Company, Sanken Electric Co., Ltd. (“Sanken”) and OEP SKNA, L.P. (the “OEP Investor”) (the “Registration Rights Agreement”), which grants to Sanken and the OEP Investor certain rights with respect to the registration for public resale under the Securities Act of 1933, as amended (the “Securities Act”), of any “registrable securities” held by such parties from time to time. The terms of the Registration Rights Agreement are substantially the same as the description thereof contained in the Registration Statement. Such description is qualified by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 2, 2020, the Company filed a third amended and restated certificate of incorporation (the “Amended and Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the IPO. The Company’s board of directors and stockholders previously approved the Amended and Restated Certificate to be effective subject to and effective upon the closing of the IPO.

The Amended and Restated Certificate amends and restates the Company’s certificate of incorporation in its entirety to, among other things: (i) fix the authorized number of shares of Common Stock to 1,000,000,000 shares, (ii) authorize 20,000,000 shares of undesignated preferred stock that may be issued from time to time by the Company’s board of directors in one or more series; (iii) establish a classified board of directors, divided into three classes, each of whose members will serve for staggered three-year terms; (iv) provide that directors may be removed from office only for cause and only upon the affirmative vote of holders of at least two-thirds of the voting power of all of the then outstanding shares of voting stock of the Company entitled to vote at an election of directors (other than any directors originally designated for nomination in accordance with the stockholders agreement, dated as of September 30, 2020, by and among the Company and the stockholders party thereto (the “Stockholders Agreement”), which directors may be removed from office with or without cause, but only in accordance with, and to the extent provided by, the terms of the Stockholders Agreement); (v) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting; (vi) designate the Court of Chancery of the State of Delaware to be the sole and exclusive forum for certain actions, including, but not limited to, derivative actions or proceedings brought on behalf of the Company or actions asserting claims of breach of a fiduciary duty owned by any of the Company’s directors, officers, employees or agents to the Company or the Company’s stockholders, provided that such exclusive forum provision will not apply to suits brought to enforce any liability or duty created by the Securities Act or the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts of the United States have exclusive jurisdiction; and (vii) designate the federal district courts of the United States of America to be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.

The foregoing description of the amendments made by the Amended and Restated Certificate is qualified by reference to the full text of the Amended and Restated Certificate, a copy of which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

On November 2, 2020, in connection with the closing of the IPO, the amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), previously approved by the Company’s board of directors to become effective upon the effectiveness of the Amended and Restated Certificate, became effective. The Amended and Restated Bylaws amend and restate the Company’s bylaws in their entirety to, among other things: (i) establish procedures relating to the presentation of stockholder proposals at stockholder meetings; (ii) establish procedures relating to the nomination of directors; and (iii) conform to the amended provisions of the Amended and Restated Certificate.

The foregoing description of the amendments made in the Amended and Restated Bylaws is qualified by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Third Amended and Restated Certificate of Incorporation of Allegro MicroSystems, Inc.

3.2	Amended and Restated Bylaws of Allegro MicroSystems, Inc.

10.1	Amended and Restated Registration Rights Agreement, dated as of November 2, 2020, by and among Allegro MicroSystems, Inc., Sanken Electric Co., Ltd. and OEP SKNA, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGRO MICROSYSTEMS, INC.

Date: November 2, 2020	By:	/s/ Ravi Vig
Ravi Vig
President and Chief Executive Officer